UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Schulte Roth & Zabel, LLP 1152 Fifteenth Street, NW Suite 850 Washington, DC 20005 (202) 729-7477

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders.

Fellow Shareholders:

I have many friends in the news business. They always tell me, “never bury the lead.” Meaning, when telling a story, don’t lead with the secondary importance while postponing more essential points or facts. The lead story is we grew our net asset value per share (“NAV”) this quarter by over 10%, to $2.91. In fact, it has been 7 years since we last reported a greater than 10% increase in our NAV for a single quarter. The entire increase is due to the continued positive performance of our public companies.

Even though my age says I am now in my 50’s, I like to think I keep current and stay up with the times. I have to. My kids are 16, 14 and 12 years old. I either get with the program, or I become a laughingstock in my house for being an old curmudgeonly dinosaur. I killed it the other night. My entire family was in the kitchen. My middle child was playing music. I walked in and said, “I love this song. Cardi B sings it, right?” They all looked at each other in amazement and said, “Look at you Dad, knowing all the hip-hop rockers of 2018! How do you know Cardi B?” I was on top of the world. I impressed my kids. As side note, and for those that don’t know, Cardi B is an award-winning, Bronx-born, breakout, hip-hop rapper. You are probably thinking, what is the point of this story as it relates to 180? The point is: A good investor stays current.

Legendary investor Peter Lynch’s core principles for investing were as follows: buy what you understand; always do your homework; and invest for the long term. He often talked about what information you could learn just by walking through a mall and observing what people are buying. 180 had a fantastic Q2 2018 and increased our book value by over 10%. Our growth was led by our investment in Turtle Beach Corporation, a company that designs and markets audio peripherals for video game consoles, personal computers, and mobile devices. If you have been reading about video games in the last few months, you will know that Fortnite is the hottest video game currently being played by gamers all over the world; a true pop-culture phenomenon. Turtle Beach’s headsets are used by gamers while they play Fortnite and other multiplayer games. We found Turtle Beach because of our investment in TheStreet, Inc. (“TST”). If you recall, we initiated a privately negotiated investment in TST’s publicly traded common stock with the purpose of retiring a $55 million preferred stock at a significant discount. Turtle Beach had a similar capital structure issue whereby the balance sheet included a preferred stock security with $19.3 million in redemption value that was accruing interest at a relatively high rate and had a distant maturity date. In the same manner as TST, we assisted Turtle Beach by participating in the buyout and retirement of the preferred stock for $7.5 million. We bought shares of common stock of Turtle Beach at $3.50 per share as part of that transaction. As the trade was being consummated, and resulting primarily from the explosion in Fortnite, Turtle Beach announced its Q1 and Q2 2018 revenue numbers would be twice the estimates of $21 million. In one short month, our investment in Turtle Beach rose nearly 400% and contributed $0.13 to our NAV, or nearly half the quarter’s increase.

What’s the moral of the story? It helps to stay current. It improves one’s ability to be a successful investor. It helps to know what the trends are. I never thought we would have spent so much time analyzing a video game named Fortnite and a maker of headsets to the gaming industry. But we did. As a result, that research helped propel 180 into having one of the best quarters in recent history.

NET ASSET VALUE PER SHARE

Our NAV increased this quarter from $2.64 to $2.91, an over 10% increase. 180 has three principal components to the variance in our NAV; our public portfolio, our private portfolio, and our expenses. For the quarter, our public companies contributed $0.30 to our NAV while the net change in our private portfolio companies was relatively flat. Operating expenses, net of income, reduced our NAV by $0.016. We also accrued $0.017 in expenses for bonus compensation. More on each of these items in the sections below.

Public Portfolio

A year and a half ago, we embarked on a new strategy to invest in small public companies. How has that worked out so far? Glad you asked. Over the course of the last six quarters, we have added $0.71 of NAV from our investments in public companies. That equates to $22 million in investment gains. Over that same period of time, we generated $0.07 of NAV growth from our private portfolio. I think it’s fair to say the decision to shift our investment focus has been nothing short of a wild success. Let’s dig into our public portfolio holdings:

–
Adesto Technologies Corporation (NASDAQ:IOTS) continued its upward trend rising 14% in the quarter. As the stock reached a price that we believed made it fully valued, we sold 62% of our remaining position during the quarter at an average price of $8.81. Most recently, the company announced two separate acquisitions. Following the end of the quarter, the company also preannounced a disappointing quarter and conducted a $40 million equity raise at $6.00 per share. As such, the stock has declined to a more interesting entry price. For the quarter, Adesto added $0.06 to our NAV.

–
Mersana Therapeutics, Inc. (NASDAQ:MRSN) advanced 13% in the quarter. Mersana is biotech company that produces novel drug conjugates. It specializes in oncology agents for the treatment of tumors and cancer. As everyone knows, there is tremendous volatility for a biotech company that is currently in the middle of clinical trials. In this quarter, we benefited as some of the early clinical data for one of Mersana’s trials looked promising and expectations increased for additional promising data to be released. As such, the stock price reacted favorably. We sold 22% of our holdings at an average price per share of $21.55. Following the end of the quarter, one patient in one of Mersana’s two ongoing trials died and the stock collapsed to $11. We are awaiting news on what occurred and whether the death was related to Mersana’s drug or another reason. We expect continued volatility around each and every data point associated with the company’s clinical trials. It is too early in Mersana’s lifecycle to claim either victory or defeat. For the quarter, Mersana added $0.03 to our NAV.

–
Synacor, Inc. (NASDAQ:SYNC) advanced 25% in the quarter. As we have told you previously, our view is that the issue at Synacor isn’t fundamental problems with its overall business; it is rather a management credibility issue resulting from the company over-promising and under-delivering. Finally, and at least for one quarter, the company got it right and reported in-line revenues and earnings for Q1 2018. The stock price responded positively. Approximately 40% of Synacor's revenues are recurring and fee-based from its email and Cloud ID businesses. Investors typically pay a minimum of 1x revenues for companies with such sources of revenue, and in many cases, significantly higher multiples. Synacor has approximately $60 million of recurring and fee-based revenue and an enterprise value of $66 million, which means that the market is valuing the rest of Synacor’s $80 million of revenue at $6 million. That valuation, in our view, is absurd. The issue isn’t the absolute numbers for Synacor. As I said before, it’s about management setting reasonable expectations, and then executing to those expectations. If they can execute, we think the stock has meaningful upside. For the quarter, Synacor added $0.02 to our NAV.

–
TheStreet, Inc. (NASDAQ:TST) continued its climb and advanced 22% in the quarter. As we have said previously, we believe the retirement of TST’s preferred stock cleared the path to enhance value for all common shareholders. When we first got involved, we highlighted that if investors ascribed a multiple of 1x the company’s business-to-consumer revenues and 2x the company’s business-to-business revenues, the math said we would have upside of 100% to our cost. What did the TST management and Board do this past quarter? They sold its deposit and loan data collection subsidiary, RateWatch, to S&P Global for $33.5 million. At that valuation, RateWatch sold for a price that equals 4x its $8 million of revenues. Clearly, we underestimated the value for some of TST’s businesses. After nine months on TST’s Board, I have been thoroughly impressed with the management team, the Board, and the collection of its strategic assets. 180’s investment in TST symbolizes the kind of constructive activism that is core to our strategy. Since the announcement of our significant investment last fall, the stock is up 100%. For the quarter, TST added $0.06 to our NAV.

–
Turtle Beach Corporation (NASDAQ:HEAR) was bought and sold in the quarter. We are, for the most part, investors and not traders. When we generate a 389% gross return or nearly a “4 bagger” in 42 days, we won’t apologize for taking a profit, especially when the stock price far surpasses our price target. Like TST, Turtle Beach also symbolizes the kind of constructive activism that is core to our strategy. For the quarter, Turtle Beach added $0.13 to our NAV.

Private Portfolio

As for the private portfolio, although it was relatively flat in the aggregate for the quarter, we did have several positions move around quite a bit. On the positive side, AgBiome, LLC and ORIG3N, Inc., added $0.06 and $0.02, respectively, to our NAV following the successful raise of new rounds of financing by each company. On the negative side, NGX Bio, Inc., and Petra Pharma Corporation reduced our NAV by $0.05 and $0.02, respectively, due to financing and/or business-related issues at each company.

We continue to believe in the potential for our most mature companies to build value, including AgBiome, LLC, D-Wave Systems, Inc., and Nanosys, Inc. With some of the recent progress at ORIG3N, Inc., we believe it should be added to this list as well. There are other companies in the portfolio that also hold promise, however these companies are in early stages of development and the timelines and potential exit values for these companies are highly uncertain.

We have often talked about our desire to actively shepherd our existing private portfolio to exits or opportunities to sell our positions in those companies at what we believe are reasonable valuations. We are pleased to report that on July 5, 2018, we sold our entire position in HZO, Inc. to undisclosed buyers for $7 million, which is an 8% premium to its value as of March 31, 2018. This significant event helps us de-risk our private portfolio on the one hand, and on the other gives us more cash to invest in our core strategy of investing in small public companies. Had the sale of HZO occurred in Q2 2018, we would have reported cash and liquid securities of $43.8 million, which represents $1.40 of our NAV per share. For the quarter, this sale increased our NAV by $0.02.

Expenses

As we have noted, we have dramatically reduced our cost structure under our new strategy. Over the last 5 years, our operating expenses, excluding stock-based compensation and interest on outstanding debt, averaged approximately $1.6 million per quarter. In 2016, and before 180’s existence, our operating expenses, excluding stock-based compensation and interest on outstanding debt averaged $1.3 million per quarter. For Q1 2018, our operating expenses equaled $740,000 versus $1.05 million in Q1 2017, a 30% year-over-year reduction. Please note that Q1 2017 was the last quarter for our predecessor company, Harris & Harris Group. We told you last quarter that going forward the quarterly year-over-year comparisons will no longer show the drastic drop in expenses as those reported over the last four quarters. For Q2 2018, our operating expenses excluding sublease income equaled $778,000, a 3% increase from a year ago. This increase resulted from the costs associated with an additional employee and director, offset by decreases in rent and administration and operating expenses. We remain committed to treating every dollar of shareholder money with the utmost care and consideration.

Given our performance this quarter, our Compensation Committee determined that it was appropriate for us to accrue for the probable payment of a bonus to management at year-end. This expense accrual of $0.017 per share, or approximately $540,000, was derived using the same framework and considerations used to determine the bonus compensation in 2017. It also includes the concept of the deferral of a meaningful portion of the bonus to future years to encourage and reward persistent performance. We note that the final bonus amounts will be determined at year end and could change materially from what was accrued this quarter.

TURN/NAV: SUM OF THE PARTS:

For purposes of this exercise, because the sale of our position in HZO closed shortly after the end of the quarter and the $7 million in cash is currently on 180’s balance sheet, we’re going to treat HZO as no longer a holding of the Company and instead include the $7 million in proceeds in cash and liquid securities. At the end of Q2 2018, our stock price was $2.31 and traded at 79% of its NAV. Our liquid assets, cash, and other assets, net of liabilities represent $1.36 of our NAV. If we received 100% credit for the value of these assets net of liabilities, the market is ascribing a value of $0.95 per share, or $29.5 million, of TURN’s stock price to our private portfolio. Given our private assets are valued at $48.2 million, the market is discounting the value of our private portfolio assets by 39%. As we grow our cash and liquid securities, the discount our stock trades to NAV should narrow. In September 2016, we had 20% of our net assets in cash and liquid securities less outstanding debt. At the beginning of our strategy in January 2017, we had 27% of our net assets in cash and liquid securities. At the end of this quarter, that number is 48%. We want that trend to continue. We have made substantial progress in reinventing ourselves and our balance sheet reflects just how far we have come.

Our goal at 180 is to be known as a leader in the small cap activist investing world, with a relentless focus on achieving excellence in our investment performance. Our Turtle Beach investment is the second time we have assisted a company in removing an overhang to its stock. The result was the same: there was a significant increase in shareholder value for Turtle Beach and its shareholders, and most importantly for 180 and our shareholders.

Here are some stats for you to consider. We have increased our cash and liquid securities from $0.64 per share on December 31, 2016, to $1.40 per share today. In our new strategy, our public market stock picking generated a 31% gross return this past quarter, 41% year to date, and 93% for the last six quarters. Over the same period, the Russell Microcap Value Index was up 10%, 11%, and 24%, respectively. Over the same period, the Russell 3000 Index was up by 4%, 3%, and 25%, respectively. I would humbly call that exceptional stock picking. We have drastically reduced our expense base, raised money for two special purpose vehicles, and have successfully exited two of our private portfolio companies, Mersana and HZO, through an IPO and a cash sale, respectively. When we first started, we told you what we were hoping to accomplish over the upcoming quarters. It’s nice to be able to report to you that we have exceeded our own expectations, and hopefully your expectations as well. All of these achievements resulted in a stock price that has increased 67% since we started.

And all that said, I am having more fun than I would have if I were at a Cardi B concert!

Kevin Rendino
Chairman and Chief Executive Officer

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2018
ASSETS
Investments in portfolio securities, at value:
Unaffiliated privately held companies (cost: $13,385,820)	$15,377,406
Unaffiliated publicly traded securities (cost: $14,787,634)	14,781,296
Non-controlled affiliated privately held companies (cost: $38,580,570)	33,510,263
Non-controlled affiliated publicly traded securities (cost: $4,949,734)	10,250,872
Controlled affiliated privately held companies (cost: $11,767,175)	3,993,103
Equity method privately held company (adjusted cost basis: $187,950)	187,950
Unaffiliated rights to payments (adjusted cost basis: $548,998)	2,178,165
Cash	11,720,454
Restricted cash	46,151
Interest receivable	944,255
Prepaid expenses	159,305
Receivable from portfolio companies and managed funds	68,800
Other assets	123,775
Total assets	$93,341,795
LIABILITIES & NET ASSETS
Post-retirement plan liabilities	$1,346,050
Accounts payable and accrued liabilities	1,140,843
Deferred rent	76,198
Directors' fee payable	69,375
Payable for securities purchased	50,250
Total liabilities	$2,682,716
Commitments and contingencies (Note 10)
Net assets	$90,659,079
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.01 par value, 45,000,000 shares authorized; 34,623,341 issued	334,594
Additional paid in capital	134,038,475
Accumulated net investment loss	(6,851,634)
Accumulated net realized loss	(28,328,005)
Accumulated net unrealized depreciation of investments	(3,928,826)
Treasury stock, at cost 3,501,779 shares	(4,605,525)
Net assets	$90,659,079
Shares outstanding	31,121,562
Net asset value per outstanding share	$2.91

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2018
Income:
Interest from:
Unaffiliated companies-cash	$9,730
Unaffiliated companies-PIK	5,207
Non-controlled affiliated companies-cash	233,087
Non-controlled affiliated companies-PIK	7,925
Controlled affiliated companies-PIK	25,569
Cash	533
Fees for providing managerial assistance to portfolio companies	95,440
Yield-enhancing fees on debt securities	87,531
Sub-lease income	124,333
Other income	33,109
Total income	622,464
Operating expenses:
Salaries, bonus and benefits (Notes 7 and 8)	1,405,011
Administration and operations	156,149
Professional fees	264,907
Rent	137,048
Directors' fees and expenses	138,750
Insurance expense	109,991
Custody fees	15,697
Depreciation	2,430
Total operating expenses	2,229,983
Income tax expense	32,364
Net investment loss	(1,639,883)
Net realized gain (loss) from investments:
Realized gain (loss) from investments:
Unaffiliated publicly traded securities	6,445,334
Non-controlled affiliated privately held companies	(2,293,743)
Controlled affiliated privately held companies	(7,613,301)
Net realized loss from investments	(3,461,710)
Realized loss from funds in escrow	(150)
Net realized loss	(3,461,860)
Change in unrealized (depreciation) appreciation on investments:
Unaffiliated privately held companies	(886,300)
Unaffiliated publicly traded securities	1,489,151
Non-controlled affiliated privately held companies	3,040,177
Non-controlled affiliated publicly traded securities	3,762,033
Controlled affiliated privately held companies	7,415,146
Unaffiliated rights to payments	(33,702)
Net change in unrealized appreciation on investments	14,786,505
Net realized loss and change in unrealized appreciation on investments	11,324,645
Share of loss on equity method investment	(68,672)
Net increase in net assets resulting from operations	$9,616,090

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30, 2018
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$9,616,090
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized loss from investments	3,461,710
Realized loss from funds held in escrow	150
Net change in unrealized appreciation on investments	(14,786,505)
Depreciation of fixed assets, prepaid assets and accretion of bridge note interest	(123,803)
Share of loss on equity method investee	68,672
Purchase of unaffiliated privately held portfolio companies	(369,748)
Purchase of unaffiliated publicly traded securities	(4,288,846)
Purchase of non-controlled affiliated privately held portfolio companies	(195,334)
Purchase of non-controlled affiliated publicly traded securities	(57,940)
Proceeds from sale of unaffiliated privately held companies	132,000
Proceeds from sale of unaffiliated publicly traded securities	15,165,146
Proceeds from sale of non-controlled affiliated privately held companies	18,507
Proceeds from sale of non-controlled affiliated publicly traded securities	111,131
Proceeds from sale of controlled affiliated privately held companies	50,000
Proceeds from funds held in escrow	12,805
Changes in assets and liabilities:
Increase in interest receivable	(233,015)
Decrease on prepaid expenses	77,146
Increase in receivable from portfolio companies and managed fund	(28,048)
Decrease in other assets	41,106
Increase in post-retirement plan liabilities	6,704
Decrease in accounts payable and accrued liabilities	(306,702)
Decrease in accrued severance	(140,923)
Decrease in deferred rent	(22,620)
Increase in directors' fee payable	11,250
Increase in payable for securities purchased	50,250
Net cash provided by operating activities	8,269,183
Cash flows from investing activities:
Purchase of fixed assets	(1,118)
Net cash used in investing activities	(1,118)
Net increase in cash	8,268,065
Cash and restricted cash at beginning of the period	3,498,540
Cash and restricted cash at end of the period	$11,766,605
Supplemental disclosures of cash flow information:
Income taxes paid	$32,364

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Changes in net assets from operations:	UNAUDITED
Net investment loss	$(1,639,883)	$(3,645,515)
Net realized loss	(3,461,860)	(11,755,179)
Net change in unrealized appreciation on investments	14,786,505	24,877,695
Share of loss on equity method investment	(68,672)	(59,258)
Net increase in net assets resulting from operations	9,616,090	9,417,743
Changes in net assets from capital stock transactions:
Acquisition of vested restricted stock awards to pay required employee withholding tax	0	(139,780)
Stock-based compensation benefit	0	(190,347)
Net decrease in net assets resulting from capital stock transactions	0	(330,127)
Changes in net assets from accumulated other comprehensive loss:
Other comprehensive loss	0	(300,237)
Net decrease in net assets resulting from accumulated other comprehensive loss	0	(300,237)
Net increase in net assets	9,616,090	8,787,379
Net Assets:
Beginning of the period	81,042,989	72,255,610
End of the period	$90,659,079	$81,042,989

Accumulated net investment loss	$(6,851,634)	$(5,211,751)

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2018		Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Per Share Operating Performance	UNAUDITED
Net asset value per share, beginning of period/year	$2.60		$2.34		$2.88	$3.51	$3.93	$4.13
Net investment loss*	(0.05)		(0.12)		(0.15)	(0.23)	(0.25)	(0.26)
Net realized (loss) gain from investments*	(0.11)		(0.38)		(0.26)	0.15	(0.16)	0.59
Net change in unrealized appreciation (depreciation) on investments and written call options*[1]	0.47		0.80		(0.12)	(0.56)	(0.02)	(0.58)
Share of loss on equity method investment*[2]	0.00		0.00		0.00	(0.01)	0.00	0.00
Total*	0.31		0.30		(0.53)	(0.65)	(0.43)	(0.25)
Net (decrease) increase as a result of stock-based compensation expense*[2]	0.00		(0.01)		0.01	0.03	0.03	0.04
Net increase as a result of purchase of treasury stock	0.00		0.00		0.00	0.01	0.00	0.00
Net decrease as a result of acquisition of vested restricted stock awards related to employee withholding[2]	0.00		(0.02)		(0.01)	(0.01)	(0.01)	(0.01)
Total (decrease) increase from capital stock transactions	0.00		(0.03)		0.00	0.03	0.02	0.03
Net (decrease) increase as a result of other comprehensive (loss) income*[2]	0.00		(0.01)		(0.01)	(0.01)	(0.01)	0.02
Net increase (decrease) in net asset value	0.31		0.26		(0.54)	(0.63)	(0.42)	(0.20)
Net asset value per share, end of period/year	$2.91		$2.60		$2.34	$2.88	$3.51	$3.93
Stock price per share, end of period/year	$2.31		$1.97		$1.38	$2.20	$2.95	$2.98
Total return based on stock price	17.26%		42.75%		(37.27)%	(25.42)%	(1.01)%	(9.70)%
Supplemental Data:
Net assets, end of period/year	$90,659,079		$81,042,989		$72,255,610	$88,711,671	$109,654,427	$122,701,575
Ratio of expenses, excluding taxes, to average net assets[3]	2.63%	**	6.26%	**	7.88%	8.15%	7.14%	6.62%
Ratio of expenses, including taxes, to average net assets[3]	2.67%	**	6.28%	[4] **	7.89%	8.15%	7.15%	6.65%
Ratio of net investment loss to average net assets[3]	(1.94)%		(4.68)%		(5.64)%	(7.22)%	(6.70)%	(6.26)%
Average debt outstanding	$0		$0		$4,590,164	$3,780,822	$0	$0
Average debt per share	$0.00		$0.00		$0.15	$0.12	$0.00	$0.00
Portfolio turnover	6.11%		8.83%		***	***	***	***
Number of shares outstanding, end of period/year	31,121,562		31,121,562		30,904,209	30,845,754	31,280,843	31,197,438

*Based on average shares outstanding.
**The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $11,000 and $5,700 with that broker for the six months ended June 30, 2018 and the year ended December 31, 2017.
***Prior to March 2017, the Company was a business development company investing primarily in privately held securities. Portfolio turnover was not a relevant indicator for such investments given that the Company did not generally pay brokerage fees on such investments.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.
2 Amounts listed as zero are amounts calculated as less than $0.005.
3 Not annualized.
4 Ratio of expenses, including taxes and excluding expenses related to restructuring, to average net assets for the year ended December 31, 2017 was 5.19%.

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
33.3% of net assets at value

Privately Held Companies (Illiquid) (3) -
17.0% of net assets at value

AutoTech Ventures Management I, LLC (4)(5)(6)
Venture capital investing in automotive-related companies		Asset Management & Custody Banks
LLC Interests (acquired 12/1/17)	(M) (L3)		$0	0	$0

D-Wave Systems, Inc. (4)(5)(7)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		1,002,074	1,144,869	2,033,089
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		487,804	450,450	816,769
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		748,473	855,131	1,550,548
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		248,049	269,280	509,324
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		238,323	258,721	489,352
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(M) (L3)		909,088	460,866	1,185,088
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		736,019	678,264	1,229,847
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		659,493	513,900	1,017,435
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		633,631	493,747	977,535
Warrants for Common Stock expiring 5/12/19 (acquired 5/12/14)	(M) (L3)		26,357	20,415	10,307
			5,689,311		9,819,294

Fleet Health Alliance, LLC (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(M) (L3)		225,000	$225,000	225,000

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
33.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (3) -
17.0% of net assets at value (cont.)

Genome Profiling, LLC (4)		Life Sciences Tools & Services
Developing a platform to analyze and understand the epigenome
Unsecured Convertible Bridge Note, 8%, (acquired 8/4/16, maturing 8/4/19)	(M) (L3)		$230,000	$230,000	$287,500

Nanosys, Inc. (4)(5)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		1,500,000	803,428	901,696
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		3,000,003	1,016,950	1,790,363
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		496,573	433,688	793,372
			4,996,576		3,485,431

NanoTerra, Inc. (4)(5)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		69,168	4,462	37
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		35,403	47,508	55,667
			104,571		55,704

Petra Pharma Corporation (4)(5)(8)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-1/8/18)	(I) (L3)		1,894,798	1,894,798	1,160,687

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
33.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (3) -
17.0% of net assets at value (cont.)

Phylagen, Inc. (4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Secured Convertible Bridge Note, 5% PIK, (acquired 2/5/15, maturing 6/12/19)	(M) (L3)		$234,027	$200,000	$327,638
Secured Convertible Bridge Note, 5% PIK, (acquired 6/5/15, maturing 6/12/19)	(M) (L3)		11,537	$10,000	16,152
			245,564		343,790

Total Unaffiliated Privately Held Companies (cost: $13,385,820)					$15,377,406

Unaffiliated Publicly Traded Securities (9) -
16.3% of net assets at value

Adesto Technologies Corporation (5)		Semiconductors
Developing low-power, high-performance memory devices
Common Stock (acquired 10/27/15)	(M) (L1)		$3,796,189	585,134	$4,915,126

Champions Oncology, Inc. (5)		Life Sciences Tools & Services
Developing its TumorGraftTM platform for personalized medicine and drug development
Warrants for Common Stock expiring 1/28/19 (acquired 1/28/13)	(I) (L3)		400	5,500	10,882

Mersana Therapeutics, Inc. (5)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-6/7/18)	(M) (L1)		3,960,261	240,155	4,289,168

OpGen, Inc. (5)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M) (L2)		425,579	12,033	8,712
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		785	1,248	536
			426,364		9,248

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
33.3% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities (9) -
16.3% of net assets at value (cont.)

Synacor, Inc. (5)		Internet Software & Services
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-4/12/18)	(M) (L1)		$4,040,458	1,400,000	$2,800,000

Miscellaneous Common Stocks (10)(11)	(M) (L1)		2,563,962		2,756,872

Total Unaffiliated Publicly Traded Securities (cost: $14,787,634)					$14,781,296

Total Investments in Unaffiliated Companies (cost: $28,173,454)					$30,158,702

Investments in Non-Controlled Affiliated Companies (3) -
48.3% of net assets at value

Privately Held Companies (Illiquid) (12) -
37.0% of net assets at value

ABSMaterials, Inc. (4)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		$435,000	390,000	$21,097
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,217,644	1,037,751	354,165
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/18)	(M) (L3)		119,573	$100,000	119,573
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		27,521	$25,000	27,521
			1,799,738		522,356

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (3) -
48.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
37.0% of net assets at value (cont.)

AgBiome, LLC (4)(5)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I) (L3)		$2,000,000	2,000,000	$9,881,094
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I) (L3)		521,740	417,392	2,106,090
Series B Convertible Preferred Stock (acquired 8/7/15)	(I) (L3)		500,006	160,526	936,039
			3,021,746		12,923,223

Coba Therapeutics Corporation (4)
Developing therapeutics for obesity, diabetes and liver diseases		Pharmaceuticals
Unsecured Convertible Bridge Note, 6%, (acquired 2/27/18, maturing 2/27/19)	(M) (L3)		148,496	$145,530	148,496

EchoPixel, Inc. (4)(5)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		1,250,000	4,194,630	1,026,604
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		500,000	1,476,668	366,825
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		350,000	1,471,577	442,167
			2,100,000		1,835,596

Ensemble Therapeutics Corporation (4)(5)(13)		Pharmaceuticals
Developed DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock (acquired 6/6/07)	(I) (L3)		2,000,000	1,449,275	0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I) (L3)		574,079	492,575	282,714
			2,574,079		282,714

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
48.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
37.0% of net assets at value (cont.)

Essential Health Solutions, Inc. (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		$20	200,000	$123,297
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,755,000
			2,750,020		2,878,297

HZO, Inc. (4)(5)(14)		Semiconductor Equipment
Developing novel industrial coatings that protect electronics against damage from liquids
Common Stock (acquired 6/23/14)	(M) (L2)		666,667	405,729	829,738
Series I Convertible Preferred Stock (acquired 6/23/14)	(M) (L2)		5,709,835	2,266,894	4,635,923
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(M) (L2)		2,500,006	674,638	1,379,672
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(M) (L2)		226,070	69,053	141,217
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(M) (L2)		29,820	6,577	13,450
			9,132,398		7,000,000

Lodo Therapeutics Corporation (4)(5)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	658,190	766,208

NGX Bio, Inc. (4)(5)		Research & Consulting Services
Developing translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(M) (L3)		500,002	666,667	156,417
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(M) (L3)		499,999	329,989	117,313
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(M) (L3)		686,329	666,001	175,012
			1,686,330		448,742

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
48.3% of net assets at value (cont.)

Privately Held Companies (Illiquid) (12) -
37.0% of net assets at value (cont.)

ORIG3N, Inc. (4)(5)		Health Care Technology
Developing precision medicine applications for induced pluripotent stems cells
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		$500,000	1,195,315	$1,311,901
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,500,000	1,364,666	1,510,188
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		200,002	176,386	197,647
			2,200,002		3,019,736

Produced Water Absorbents, Inc. (4)(15)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M) (L3)		7,670,281	50,243,350	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		65,250	450,000	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		2,228,527	$2,533,766	218,337
			9,964,058		218,337

TARA Biosystems, Inc. (4)(5)		Life Sciences Tools & Services
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		20	2,000,000	659,019
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		2,545,493	6,878,572	2,807,539
			2,545,513		3,466,558

Total Non-Controlled Affiliated Privately Held Companies (cost: $38,580,570)					$33,510,263

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
48.3% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities (16) -
11.3% of net assets at value (cont.)

TheStreet, Inc. (4)(5)(17)		Financial Exchanges & Data
Providing financial news and proprietary data to consumers and businesses
Common Stock (acquired 4/19/17-5/18/18)	(M) (L1)		$4,949,734	4,668,552	$10,177,443
Stock Options for Common Stock Expiring 1/1/25 (acquired 1/1/18)	(I) (L3)		0	3,333	2,719
Stock Options for Common Stock Expiring 5/18/25 (acquired 5/18/18)	(I) (L3)		0	10,000	5,801
Restricted Stock Units (acquired 11/10/17)	(M) (L3)		0	33,333	64,909
			4,949,734		10,250,872

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $4,949,734)					$10,250,872

Total Investments in Non-Controlled Affiliated Companies (cost: $43,530,304)					$43,761,135

Investments in Controlled Affiliated Companies (2) -
4.4% of net assets at value

Privately Held Companies (Illiquid) (18) -
4.4% of net assets at value

Black Silicon Holdings, Inc. (4)(13)(19)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		$750,000	233,499	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(I) (L3)		1,444,368	1,278,453	96,173
			7,870,245		96,173

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Controlled Affiliated Companies (2) -
4.4% of net assets at value (cont.)

Privately Held Companies (Illiquid) (18) -
4.4% of net assets at value (cont.)

HALE.life Corporation (4)(5)(8)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(M) (L3)		$10	1,000,000	$10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M) (L3)		1,896,920	11,000,000	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17, no maturity date)	(M) (L3)		2,000,000	$2,000,000	2,000,000
			3,896,930		3,896,930

Total Controlled Affiliated Privately Held Companies (cost: $11,767,175)					$3,993,103

Total Investments in Controlled Affiliated Privately Held Companies (cost: $11,767,175)					$3,993,103

Total Investments in Privately Held Companies and Publicly Traded Securities (cost: $83,470,933)					$77,912,940

Investment in Equity Method Privately Held Company (20) -
0.2% of net assets at value

Privately Held Company (Illiquid) (20) -
0.2% of net assets at value

Accelerator IV-New York Corporation (4)(5)(8)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-1/29/16)	(E) (L3)		$187,950	719,427	$187,950

Total Investment in Equity Method Privately Held Company (cost: $187,950)					$187,950

Total Investments (cost: $83,658,883)					$78,100,890

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Derivative Investments

Unaffiliated Rights to Payments (Illiquid) (21) -
2.4% of net assets at value

Amgen, Inc. (4)(5)(22)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I) (L3)		$548,998	$548,998	$2,178,165

Xenio Holdings, Inc. (4)(5)(23)		Technology Hardware, Storage & Peripherals
Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17)	(I) (L3)		0	0	0

Total Unaffiliated Rights to Payments (cost: $548,998)					$2,178,165

Total Derivative Investments (cost: $548,998)					$2,178,165

Total Investments and Derivatives (cost: $84,207,881)					$80,279,055

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuations" of the Notes to Consolidated Financial Statements.

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $13,385,820. The gross unrealized appreciation based on the tax cost for these securities is $4,285,709. The gross unrealized depreciation based on the tax cost for these securities is $2,294,123.

(4)	We are subject to legal restrictions on the sale of our investment(s) in this company.

(5)	Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.

(6)
We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. We are not investors in AutoTech. The LLC interests have a capital percentage of 0 percent.

(7)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See "Note 2. Summary of Significant Accounting Policies."

(8)	See "Note 10. Commitments and Contingencies" of the Notes to Consolidated Financial Statements.

(9)
The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded securities is $14,787,634. The gross unrealized appreciation based on the tax cost for these securities is $1,651,236. The gross unrealized depreciation based on the tax cost for these securities is $1,657,574.

(10)	The identities of these securities have been concealed to protect the Company while it completes a purchase or selling program for these securities.

(11)	Initial investment was made in 2018.

(12)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $38,580,570. The gross unrealized appreciation based on the tax cost for these securities is $11,878,551. The gross unrealized depreciation based on the tax cost for these securities is $16,948,858.

(13)	Represents a non-operating entity that exists to collect future payments from licenses or other engagements and/or monetize assets for future distributions to investors and debt holders.

(14)	On July 5, 2018, we sold all of our securities of HZO, Inc., to undisclosed buyers for aggregate consideration of $7 million.

(15)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2018
(UNAUDITED)

(16)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded securities is $4,949,734. The gross unrealized appreciation based on the tax cost for these securities is $5,301,138. The gross unrealized depreciation based on the tax cost for these securities is $0.

(17)
The stock options and restricted stock units were issued to Kevin Rendino for service on the Board of Directors of TST. Mr. Rendino entered into an assignment and assumption agreement with us that transfers all beneficial and voting interest to us.

(18)
The aggregate cost for federal income tax purposes of investments in controlled affiliated privately held companies is $11,767,175. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $7,774,072.

(19)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx were converted into securities of Black Silicon Holdings.  SiOnyx was then acquired by an undisclosed buyer.  Black Silicon Holdings owns a profit interest in the undisclosed buyer.

(20)
The aggregate cost for federal income tax purposes of investments in our equity method privately held company is $187,950. Under the equity method, investments are carried at cost, plus or minus the Company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9 percent of Accelerator IV-New York Corporation.

(21)
The aggregate cost for federal income tax purposes of investments in unaffiliated rights to payments is $548,998. The gross unrealized appreciation based on the tax cost for these securities is $1,629,167. The gross unrealized depreciation based on the tax cost for these securities is $0.

(22)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(23)
In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying unaudited notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. THE COMPANY

180 Degree Capital Corp. (f/k/a Harris & Harris Group, Inc.) (the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its prior status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

H&H Ventures Management, Inc.SM ("Ventures") is a 100 percent owned subsidiary of the Company. Ventures is taxed under Subchapter C (a "C Corporation") of the Internal Revenue Code of 1986 (the "Code"). Harris Partners I, L.P, is a limited partnership and, from time to time, may be used to hold certain interests in our portfolio companies. The partners of Harris Partners I, L.P., are Ventures (sole general partner) and the Company (sole limited partner). Ventures pays taxes on income generated by its operations as well as on any non-passive investment income generated by Harris Partners I, L.P. For the period ended June 30, 2018, there was no non-passive investment income generated by Harris Partners I, L.P. Ventures, as the sole general partner, consolidates Harris Partners I, L.P. The Company consolidates Ventures for financial reporting purposes.

The Company is the Managing Member of H&H Co-Investment Partners, LLC, a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its private portfolio companies. As of June 30, 2018, H&H Co-Investment Partners did not have any capital under management. The Company is also the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in its publicly traded portfolio companies. As of June 30, 2018, we had $7.2 million in capital under management in two funds, TheStreet SPV Series ("TST SPV") and 180.2 SPV Series (180.2 SPV"), each a series of 180 Degree Capital Management, LLC.

The Company receives management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company does not consolidate the operations of any capital managed in separate series of 180CM and it does not expect to consolidate the operations of any capital managed in separate series of H&H Co-Investment Partners, if and when it has capital under management.

180 Degree Capital BD, LLC ("180BD") is a 100 percent owned subsidiary of the Company. 180BD was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. 180BD is a registered broker-dealer with the Financial Industry Regulatory Authority ("FINRA"). The Company consolidates 180BD for financial reporting purposes. 180BD is currently a disregarded entity for tax purposes under the Code.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and include the accounts of the Company and its wholly owned subsidiary. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Our wholly owned subsidiaries, Ventures and 180BD, are controlled operating companies that provide services to us and are, therefore, consolidated. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission ("SEC") and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of June 30, 2018, our financial statements include investments fair valued by the Board of Directors of $55,152,496 and one investment valued under the equity method at $187,950. The fair values and equity method value were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our privately held investments as well as our stock options and restricted stock units of TheStreet, Inc., and our warrants of Champions Oncology, Inc. and OpGen, Inc., which are all publicly traded companies. Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. The Company’s share of the net income or loss of the investee is included in "Share of loss on equity method investment" on the Company’s Consolidated Statement of Operations. Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's financial statements. The difference could be material.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Restricted Cash. At June 30, 2018, we held $46,151 in "Restricted cash", as security deposits for a sub-lease. These funds are not considered part of operating cash of the Company.

Unaffiliated Rights to Payments. At June 30, 2018, the outstanding potential milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc., were valued at $2,178,165. The milestone payments are derivatives and valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory and sales milestones.

At June 30, 2018, the outstanding potential rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc., were valued at $0.

Prepaid Expenses. We include prepaid insurance premiums and deferred financing charges in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance expense" in the Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $200,638 at June 30, 2018, representing cost, less accumulated depreciation of $180,681. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost includes service cost and interest on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries, bonus and benefits" in the Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during 2017 as a result of the termination of the Retiree Medical Benefit Plan.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months. Write-offs are netted in interest income. During the period ended June 30, 2018, the Company earned $233,620 in cash interest on senior secured debt, secured and unsecured convertible bridge notes and interest-bearing accounts. During the period ended June 30, 2018, the Company recorded, on a net basis, $9,730 of bridge note cash interest. During the period ended June 30, 2018, the Company recorded, on a net basis, $38,701 of bridge note PIK interest. When the fair value of a security that includes PIK interest is less than the accrued interest, the Company may place the security on non-accrued status. As of June 30, 2018, Black Silicon Holdings, Inc. is on non-accrued status. Had interest been accrued, an additional $25,853 in income would have been included in "Controlled affiliated companies-PIK" in the Consolidated Statement of Operations.

Yield-Enhancing Fees on Debt Securities. Yield-enhancing fees received in connection with our non-convertible debt investments are deferred. The unearned fee income is accreted into income based on the effective interest method over the life of the investment. During the period ended June 30, 2018, total yield-enhancing fees accreted into investment income was $87,531.

Fees for Providing Managerial Assistance to Portfolio Companies. During the period ended June 30, 2018, the Company earned income of $95,440 owing to certain of its employees providing managerial assistance to and/or as members of the board of directors of certain portfolio companies, namely HALE.life Corporation and TheStreet, Inc. We recognize revenues from fees for providing managerial assistance as those services are provided.

Management Fees and Carried Interest from Managed Fund. As of June 30, 2018, the Company managed $7.2 million of external capital as the investment manager of TST SPV and 180.2 SPV (together, the "Managed SPVs"). The Company receives management fees for its services as investment manager that are earned and accrued from the date of inception of each Managed SPV through the date of liquidation of the fund. These management fees will be paid to us upon liquidation of the fund regardless of the performance of the fund. The accrued management fees for the six months ended June 30, 2018, were $33,109. Management fee income is recorded in "Other income" in the accompanying Consolidated Statement of Operations. Management fee income is paid upon the termination of each Managed SPV.

As Managing Member of the Managed SPVs, we are entitled to carried interest on profits generated on the managed capital. If the Managed SPVs were liquidated as of June 30, 2018, we would receive approximately $494,229. We do not include accruals for carried interest in our financial statements until such carried interest is received and/or the possibility of reversal of such accrual is not probable. We assessed the possibility of a reversal of such accrual as probable as of June 30, 2018, and therefore do not include such accrual in our financial statements as of that date.

Rent Expense and Sub-lease Income. Our lease at 1450 Broadway, New York, New York, commenced on January 21, 2010. The lease expires on December 31, 2019. The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. We apply these rent abatements, credits, escalations and landlord payments on a straight-line basis in the determination of rent expense over the lease term.

On June 9, 2017, we entered into a sub-lease for our office space in New York that began on June 15, 2017, and extends through the remainder of our lease term, through December 31, 2019. The base rent is $37 per square foot with a 3 percent increase per year, subject to an abatement of rent and a rent credit to the sub-lessee for 3.9 months. We apply the rent abatement and credit on a straight-line basis in the determination of rental income over the sub-lease term.

During the period ended June 30, 2018, the Company earned rental income of $124,333, from the sub-lease of our office space in New York, which is recorded as "Sub-lease income" under investment income in the accompanying Consolidated Statement of Operations.

We currently lease and run our daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey, on a month-to-month basis. The base rent is approximately $26 per square foot. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As discussed in Note 9. Income Taxes, we will not qualify as a RIC under Subchapter M of the Code in 2018 and therefore will be taxed as a C Corporation for this tax year. We did not accrue for any income taxes as of June 30, 2018, as we did not generate ordinary income through that date. While we will not qualify as a RIC in 2018, we currently intend to qualify as a RIC in future years and distribute any ordinary income. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company recognizes interest and penalties in income tax expense. We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Ventures, which is a C Corporation. See Note 9. Income Taxes for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Concentration of Investor Risk. As of June 30, 2018, two investors, Ariel Investments, LLC and Financial Consulate Inc., owned approximately 15.4 percent and 5.7 percent, respectively, of our outstanding shares.

Recent Accounting Pronouncements and Adoptions. On March 10, 2017, the FASB issued ASU 2017-7, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-retirement Benefit Cost." This ASU covers disclosure requirement for service cost components related to pension and post-retirement benefit costs. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. The Company adopted this ASU in its financial statements for the period ending June 30, 2018, and it did not have a material impact on its Consolidated Financial Statements.

On August 26, 2016 and November 17, 2016, the FASB issued ASU 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments" and ASU 2016-18, "Statement of Cash Flows (Topic 230): Restricted Cash" , respectively. These ASUs are intended to reduce diversity in practice in how certain transactions and restricted cash are classified and presented in the statement of cash flows. ASU 2016-15 affects how distributions received from equity method investees and ASU 2016-18 affects the presentation of restricted cash in the statement of cash flows will be reported. The guidances will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted. The Company adopted this ASU in its financial statements for the period ending June 30, 2018, and it did not have a material impact on its Consolidated Financial Statements.

On June 16, 2016, the FASB issued ASU 2016-13, "Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments." This ASU is intended to introduce new guidance for the accounting for credit losses on instruments within scope based on an estimate of current expected credit losses. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The ASU will impact amounts included in "Interest receivable" on the Consolidated Statement of Assets and Liabilities. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

On February 25, 2016, the FASB issued ASU 2016-02, "Leases" (Topic 842). This ASU revises the accounting for leases. Under the new guidance, lessees are required to recognize a right-of-use asset and a lease liability for all leases. The new guidance will continue to classify leases as either financing or operating, with classification affecting the pattern of expense recognition. The accounting applied by a lessor under the new guidance will be substantially equivalent to current lease accounting guidance. This ASU is required to be applied with a modified retrospective approach to each prior reporting period presented and provides for certain practical expedients. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. The Company has two leases and adoption will be determined based on the remaining term of the leases in comparison to effective date of the ASU. The impact of this ASU on the Company's Consolidated Financial Statements is currently being evaluated.

On May 28, 2014, the FASB and the International Accounting Standards Board ("IASB") issued ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)," their final converged standard on revenue recognition. This ASU provides a single, comprehensive revenue recognition model for all contracts with customers and supersedes current revenue recognition guidance. The guidance contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. This ASU also includes enhanced disclosures that are significantly more comprehensive than those in existing revenue standards. This ASU, as amended, is applicable for most entities starting in 2018. The guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company generates fees for providing managerial services to portfolio companies, management fees and carried interest from the management of capital in funds and special purpose vehicles. The Company adopted this ASU in its financial statements for the period ending June 30, 2018, and discloses the recognition of these revenues in its Consolidated Statement Financial Statements.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Valuation Risk

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which market quotations are readily available and (ii) fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. See Note 2. Summary of Significant Accounting Policies for further discussion.

We have historically invested primarily in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded investments account for approximately 31 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes, which may restrict our ability to sell our positions and prices can be volatile. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies initially go public. Many of our privately held and publicly traded businesses tend to not have attained profitability, and many of these businesses also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 66 percent of the portion of our portfolio that was fair valued was comprised of securities of 21 privately held companies, as well as our restricted stock units and stock options of TheStreet, Inc., and our warrants of Champions Oncology, Inc. and OpGen, Inc., which are all publicly traded companies. Approximately 0.2 percent of the portion of our equity-focused portfolio that was valued according to the equity method was comprised of one privately held company. Because there is typically no public or readily ascertainable market for our interests in the small privately held companies in which we invest, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Any changes in valuation are recorded in our Consolidated Statement of Operations as "Change in unrealized appreciation (depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of June 30, 2018 our largest 10 investments by value accounted for approximately 68 percent of the value of our investment portfolio. Our largest three investments, by value, AgBiome, LLC, TheStreet, Inc., and D-Wave Systems, Inc., accounted for approximately 14 percent, 11 percent and 11 percent, respectively, of our equity-focused portfolio at June 30, 2018. AgBiome, LLC, and D-Wave Systems, Inc., are privately held portfolio companies, and TheStreet, Inc. is a publicly traded company.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates.

Foreign Currency Risk

Most of our investments are denominated in U.S. dollars, based on country of issuer. We currently have one investment denominated in Canadian dollars. We are exposed to foreign currency risk related to potential changes in foreign currency exchange rates pertaining to this investment. The potential loss in fair value on this investment resulting from a 10 percent adverse change in quoted foreign currency exchange rates is $467,766 at June 30, 2018. We do not currently hedge our exposure to fluctuations in currencies.

NOTE 4. FAIR VALUE OF INVESTMENTS

At June 30, 2018, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	June 30, 2018

Privately Held Portfolio Companies:

Preferred Stock	$0	$6,156,812	$41,566,045	$47,722,857
Bridge Notes	0	0	3,248,053	3,248,053
Common Stock	0	829,738	782,326	1,612,064
Warrants	0	13,450	66,011	79,461
Senior Secured Debt	0	0	218,337	218,337
LLC Interests	0	0	0	0

Publicly Traded Portfolio Companies:

Common Stock	$24,938,609	$0	$0	$24,938,609
Warrants	0	8,712	11,418	20,130
Restricted Stock Units and Stock Options	0	0	73,429	73,429

Total Investments:	$24,938,609	$7,008,712	$45,965,619	$77,912,940

Derivative Investments:

Rights to Milestone Payments	$0	$0	$2,178,165	$2,178,165

Total Financial Assets:	$24,938,609	$7,008,712	$48,143,784	$80,091,105

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value as of 6/30/2018	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$1.30 ($1.30)
			Volatility	82.3% (82.3%)
Preferred Stock	$3,019,736	Hybrid Approach	Time to Exit / Cash Flows (Years)	5.0 (5.00)
			Probability of Achieving Independent Milestones	0.0% - 25.0% (25.0%)
			Probability of Achieving Dependent Milestones	0.0% - 85.3% (59.7%)
			Price Per Share	$0.00 - $6.33 ($3.62)
			Public Comparable Adjustment (Including Non-Performance Risk)	-81.5% - 17.0% (-1.7%)
			Volatility	45.8% - 93.8% (63.3%)
Preferred Stock	26,391,660	Income Approach	Time to Exit / Cash Flows (Years)	2.0 - 8.5 (5.15)
			Volatility	69.9% (69.9%)
			Revenue Multiples	2.1 (2.1)
			Time to Exit (Years)	0.5 (0.5)
			Discount for Lack of Marketability	11.8% (11.8%)
Preferred Stock	12,154,649	Market Approach	Price Per Share	$0.172 - $1.914 ($1.632)
Bridge Notes	96,173	Income Approach	Estimated Value to Cost Ratio at Payout	0.07 (0.07)
Bridge Notes	3,151,880	Market Approach	Estimated Value to Cost Ratio at Conversion	1.00 - 1.58 (1.07)
			Discount for Lack of Marketability	13.9% (13.9%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	45.8% - 82.3% (76.5%)
			Time to Exit (Years)	5.0 - 6.5 (5.2)
Common Stock	782,316	Income Approach	Price Per Share	$0.40 - $1.00 ($0.49)
			Volatility	59.2% (59.2%)
			Revenue Multiples	1.5 (1.5)
			Time to Exit (Years)	1.0 (1.0)
			Discount for Lack of Marketability	13.6% (13.6%)
Common Stock	10	Market Approach	Price Per Share	$0.00001 ($0.00001)
			Price Per Share	$1.66 - $6.34 ($2.92)
			Volatility	55.2% - 101.0% (57.2%)
Warrants	67,122	Income Approach	Time to Exit (Years)	0.6 - 6.6 (3.66)
Warrants	10,307	Market Approach	Price Per Share	$0.00 - $0.50 ($0.50)
			Revenue Multiple	1.5x (1.5x)
			Exit Date	1.0 (1.0)
			Volatility Rate	59.2% (59.2%)
Senior Secured Debt	218,337	Market Approach	Discount for Lack of Marketability	13.6% (13.6%)
LLC Interests	0	Income Approach	Estimated Distributable Profits	$0 ($0)

	Fair Value as of 6/30/2018	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Volatility	62.4% (62.4%)
Restricted Stock Units and Stock Options	$8,520	Income Approach	Time to Exit (Years)	0.5 (0.5)
			Discount for Lack of Marketability	10.7% (10.7%)
			Volatility	62.4% (62.4%)
Restricted Stock Units and Stock Options	64,909	Market Approach	Time to Exit	0.5 (0.5)
			Probability of Achieving Independent Milestones	0% - 75% (75%)
			Probability of Achieving Dependent Milestones	19% - 75% (51%)
Rights to Payments	2,178,165	Income Approach	Time to Cash Flows (Years)	1.5 - 6.5 (3.7)

Total	$48,143,784

(a) Weighted average based on fair value at June 30, 2018.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities either by an income or market approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. The market approach distributes an estimated value of the entity through the liquidation waterfall to derive value. Common inputs for valuing by the market approach include: multiples of publicly traded comparable companies, time to expected return/exit, discounts for lack of marketability and probability weighted expected return models.

Changes in Valuation Approaches

During the period ended June 30, 2018, the following changes in valuation methodology occurred since December 31, 2017:

•
We changed the valuation methodology of our securities of NGX Bio., from the income approach to the market approach owing to changes in the inputs used to derive value, particularly related to potential paths to exit.

•
We changed the valuation methodology of our securities of ORIG3N, Inc., from the income approach to the hybrid approach owing to changes in the inputs used to derive value, particularly related to potential paths to exit.

Changes in Investment Categories

During the period ended June 30, 2018, the following changes in investment categories occurred since December 31, 2017:

•
Adesto Technologies Corporation's classification as a non-controlled affiliated publicly traded securities changed to an unaffiliated publicly traded securities due to us owning less than 5 percent of the company's outstanding securities as of the end of this period.

The following chart shows the components of change in the financial assets categorized as Level 3 for the period ended June 30, 2018.

	Beginning Balance 1/1/2018	Total Realized (Losses) Gains Included in Changes in Net Assets		Transfers		Total Unrealized Appreciation (Depreciation) Included in Changes in Net Assets	Investments in Portfolio Companies, Interest on Bridge Notes, and Amortization of Loan Fees, Net	Disposals and Settlements	Ending Balance 6/30/2018	Amount of Total Appreciation (Depreciation) for the period Included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock	$47,610,695	$(7,147,877)	[1]	$(5,834,920)	[2]	$6,518,595	$419,552	$0	$41,566,045	$(629,279)

Bridge Notes	3,384,394	(27,857)	[1]	0		(110,715)	184,231	(182,000)	3,248,053	(158,572)

Common Stock	6,208,189	(2,729,817)	[1]	(5,411,319)	[2,3]	2,715,273	0	0	782,326	(14,544)

Warrants	110,665	(20,000)	[1]	(17,925)	[2]	4,689	0	0	77,429	(15,311)

Senior Secured Debt	357,407	0		0		(226,601)	87,531	0	218,337	(226,601)

Restricted Stock Units & Stock Options	43,476	0		(43,476)	[4]	73,429	0	0	73,429	73,429

Rights to Payments	2,211,867	0		0		(33,702)	0	0	2,178,165	(33,702)

Total	$59,926,693	$(9,925,551)		$(11,307,640)		$8,940,968	$691,314	$(182,000)	$48,143,784	$(1,004,580)

1 Represents a gross realized loss.
2 The transfer out of "Preferred Stock, Common Stock" and "Warrants" Level 3 to Level 2 was owing to the Company entering into a sale agreement to sell its entire position of HZO, Inc.
3 The transfer out of "Common Stock" Level 3 to Level 1 was owing to the Company's shares of TheStreet, Inc. becoming freely tradable following registration of these shares.
4 The transfer out of "Restricted Stock Units" Level 3 to Level 1 was owing to vesting of Restricted Stock Units and units being converted to Common Stock of TheStreet, Inc.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of June 30, 2018.

Industry	Value as of June 30, 2018	% of Net Assets	Value as of June 30, 2018	% of Net Assets
Asset Management & Custody Banks			$0	0.0%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			6,476,581	7.1%
Unaffiliated Portfolio Companies	6,476,581	7.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			1,010,000	1.1%
Unaffiliated Portfolio Companies	1,010,000	1.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Components			1,746,872	1.9%
Unaffiliated Portfolio Companies	1,746,872	1.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			12,923,223	14.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	12,923,223	14.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Financial Exchanges & Data			10,250,872	11.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	10,250,872	11.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,835,596	2.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,835,596	2.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			10,019,963	11.1%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	5,898,033	6.5%
Controlled Affiliated Portfolio Companies	3,896,930	4.3%
Internet Software & Services			2,800,000	3.1%
Unaffiliated Portfolio Companies	2,800,000	3.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Life Sciences Tools & Services			3,764,940	4.1%
Unaffiliated Portfolio Companies	298,382	0.3%
Non-Controlled Affiliated Portfolio Companies	3,466,558	3.8%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of June 30, 2018	% of Net Assets	Value as of June 30, 2018	% of Net Assets
Oil & Gas Equipment & Services			$218,337	0.2%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	218,337	0.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			2,358,105	2.6%
Unaffiliated Portfolio Companies	1,160,687	1.3%
Non-Controlled Affiliated Portfolio Companies	1,197,418	1.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			1,036,186	1.1%
Unaffiliated Portfolio Companies	399,494	0.4%
Non-Controlled Affiliated Portfolio Companies	636,692	0.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductor Equipment			7,000,000	7.7%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	7,000,000	7.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			5,011,299	5.5%
Unaffiliated Portfolio Companies	4,915,126	5.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	96,173	0.1%
Specialty Chemicals			4,007,787	4.4%
Unaffiliated Portfolio Companies	3,485,431	3.8%
Non-Controlled Affiliated Portfolio Companies	522,356	0.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			9,819,294	10.8%
Unaffiliated Portfolio Companies	9,819,294	10.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Total	$80,279,055		$80,279,055

NOTE 6. DERIVATIVES

At June 30, 2018, we had rights to milestone payments from Amgen, Inc.’s acquisition of our former portfolio company, BioVex Group, Inc. These rights to milestone payments were fair valued at $2,178,165 as of June 30, 2018. At June 30, 2018, we had rights to payments from Xenio Holdings, Inc.'s merger with Xenio Systems, Inc. These rights to payments were fair valued at $0 as of June 30, 2018.

The following tables present the value of derivatives held at June 30, 2018, and the effect of derivatives held during the period ended June 30, 2018, along with the respective location in the financial statements.

Consolidated Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives Instruments - Unaffiliated Rights to Payments	Location	Fair Value	Location	Fair Value

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Investments	$2,178,165	--	--

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Investments	$0	--	--

Total		$2,178,165

Consolidated Statement of Operations:

Derivatives Instruments - Unaffiliated Rights to Payments	Location	Net Realized Gain/Loss	Net Change in Unrealized Depreciation

Amgen, Inc. Rights to Milestones Payments from Acquisition of BioVex Group, Inc.	Net Realized Gain (Loss) from Investments and Net Change in Unrealized Appreciation (Depreciation) on Investments	$0	$(33,702)

Xenio Holdings, Inc. Rights to Potential Payments from Merger with Xenio Systems, Inc.	Net Realized Gain (Loss) from Investments and Net Change in Unrealized Appreciation (Depreciation) on Investments	$0	$0

Total		$0	$(33,702)

NOTE 7. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation paid by the Company during the period ended June 30, 2018, to its officers amounted to $643,132. In addition, the Compensation Committee awarded a deferred bonus as of December 31, 2017, to certain of the Company's officers of $396,000 payable only upon achievement of certain metrics defined by the Compensation Committee over the next two years, starting December 31, 2017. As of June 30, 2018, we believe that payment of these deferred bonuses is probable, and therefore an additional $97,723 related to this deferred bonus was included in accounts payable, which represents the additional time-elapsed portion of the deferred bonus accrued on a straight-line basis during the period ended June 30, 2018 based on each metric measurement date.

Additionally, the Compensation Committee determined that based on information available as of June 30, 2018, it believes that an award of a bonus to management for 2018 is probable. It determined that $543,074 should be accrued for payment and was included in accounts payable as of this financial statement date. This amount represents the time-elapsed portion of the estimated 2018 bonus including a deferred portion accrued on a straight-line basis through June 30, 2018 based on each metric measurement date. This accrual may change materially once full year metrics are available.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective boards of directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

NOTE 8. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the period ended June 30, 2018, the Compensation Committee approved a 100 percent match, which amounted to approximately $42,500.

Medical Benefit Retirement Plan

We historically administered a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees.

Executive Mandatory Retirement Benefit Plan

On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At June 30, 2018, we had $189,059 accrued for benefits for this former employee under the plan, which is included in "Post-retirement plan liabilities" on the Consolidated Statement of Assets and Liabilities.

NOTE 9. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015 and in 2017. We will not qualify as a RIC under Subchapter M of the Code in 2018 owing to the failure of the 50 percent Diversification Test as of the end of the first quarter of 2018. We will therefore be taxed as a C Corporation for this year. As a C Corporation, we are permitted to use historical operating loss carryforwards to offset income and gains for tax purposes. As of June 30, 2018, we had approximately $70 million in operating loss carryforwards that begin to expire in 2026, post-enactment loss carryforwards under the provisions of the Act of $21.2 million with no expiration date and pre-enactment loss carryforwards totaling $3.9 million, expiring in 2018. We currently expect that any gains from investments in 2018 will be offset our operating and capital loss carryfowards.
The Company's status as a RIC is irrevocable, but qualification is measured annually. Given the Company's status as a RIC and the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, it does not include a deferred tax asset and valuation allowance on its Consolidated Statement of Assets and Liabilities.
For federal tax purposes, the Company’s 2014 through 2017 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for state tax purposes, the Company’s 2013 through 2017 tax years remain open for examination by the tax authorities under a four-year statute of limitations.
For the year ended June 30, 2018, the Company recorded a consolidated expense of $32,364 in federal, state and local income taxes.
We pay federal, state and local taxes on behalf of Ventures, which is taxed as a C Corporation. For the period ended June 30, 2018, our income tax benefit for Ventures was $881.
For the period ended June 30, 2018, the Company recorded aggregate unrealized appreciation of $24,745,801, aggregate unrealized depreciation of $28,674,627 and net unrealized depreciation is $3,928,826. The aggregate tax cost of investments is $84,207,881.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited year. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short term as permitted under previous regulation.
As of December 31, 2017, we had post-enactment loss carryforwards under the provisions of the Act of $21,205,166 long term. Post-enactment losses have no expiration date. As of December 31, 2017, we had pre-enactment loss carryforwards totaling $3,875,967, expiring in 2018. For the period ended June 30, 2018, we had additional post-enactment loss carryforwards under the provisions of the Act of $3,461,860 long term.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. While the 2017 Act did not have any impact on the Company's financial statements in 2017, it is possible that the change of the corporate tax rate from 35 percent to 21 percent in the 2017 Act will impact future decisions regarding the issuance of deemed dividends should the Company be in a net taxable gain position on investments.

NOTE 10. COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company invested in Accelerator IV-New York Corporation ("Accelerator"), a company that will identify emerging biotechnology companies for the Company to invest in directly. The investment consists of an operating capital commitment and an investment commitment to be invested in the identified portfolio companies over a five-year period. During the third quarter of 2016, the board of directors of Accelerator voted to modify the operating commitment and investment commitment distributions, which resulted in the Company's operating commitment to be set at $833,333 and investment commitment to be set at $3,166,667. During the period ended June 30, 2018, Accelerator called $0 in operating capital and $145,530 in investment capital, to fund a new tenant company, Coba Therapeutics Corporation. As of June 30, 2018, the Company had remaining unfunded commitments of $113,906 and $1,337,897, or approximately 13.7 percent and 42.2 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

If the Company defaults on these commitments, the other investors may purchase the Company's shares of Accelerator and any tenant companies of the Accelerator, currently Coba Therapeutics Corporation, Lodo Therapeutics Corporation and Petra Pharma Corporation, for $0.001 per share. The combined value of Accelerator, Coba Therapeutics Corporation, Lodo Therapeutics and Petra Pharma Corporation is $2,263,341, or $0.07 per share as of June 30, 2018. In the event of default, the Company would still be required to contribute the remaining operating commitment.

The Company's most recent investments in HALE.life Corporation, and Petra Pharma Corporation, were in rounds of financing that include investment of additional capital upon achievement of certain quantitative and qualitative milestones of $1 million, and $630,252, respectively. The milestones that would trigger these potential investments had yet to occur as of June 30, 2018. Should these milestones be successfully achieved and the Company decides to not invest such capital, the securities held by the Company in each portfolio company may be subject to punitive action including, but not limited to, conversion from preferred stock to common stock and/or repurchase by the respective companies at a substantial discount to current carrying value. Additionally, portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in similar outcomes that could negatively impact the value of the Company's securities of those portfolio companies.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. See Note 2. Summary of Significant Accounting Policies for details of these leases. Upon an event of default, the leases each provide that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 11. PORTFOLIO PURCHASES AND SALES

During the period ended June 30, 2018:

Company	Purchases/Cost	Sales Proceeds	Value
Synacor, Inc.	$367,812	$0	$2,800,000
ORIG3N, Inc.	49,804	0	3,019,736
Petra Pharma Corporation	369,748	0	1,160,687
Coba Therapeutics Corporation	145,530	0	148,496
Mersana Therapeutics, Inc.	330,110	1,612,575	4,289,168
Turtle Beach Corporation	1,000,000	4,893,675	0
TheStreet, Inc.	57,940	0	10,250,872
Adesto Technologies Corporation	0	8,397,551	4,915,126
Senova Systems, Inc.	0	0	0
SynGlyco, Inc.	0	50,000	0
Muses Labs, Inc.	0	132,000	0
Miscellaneous Common Stocks	2,590,924	372,476	2,756,872
Totals	$4,911,868	$15,458,277	$29,340,957

Note: No securities purchased or sold during the period ended June 30, 2018, were short-term securities whose maturities or expiration date at the time of acquisition was one year or less.

NOTE 12. SHARE REPURCHASE PROGRAM

On February 21, 2018, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about February 27, 2018.  As of June 30, 2018, no repurchases had occurred.

On July 31, 2018, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about August 3, 2018.

NOTE 13. RELATED PARTY TRANSACTIONS

We have historically provided managerial assistance to some of our portfolio companies. In certain cases, we receive fees for providing such assistance. During the period ended June 30, 2018, we received fees totaling $95,440.

NOTE 14. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of June 30, 2018, through the date these financial statements were issued, and include the following:

On July 5, 2018, the Company sold its securities of HZO, Inc. to undisclosed buyers for aggregate consideration of $7,000,000.

On July 26, 2018, the Company received a distribution of $112,631 related to the monetization of certain assets of Ensemble Therapeutics, Inc.

NOTE 15. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 6/30/18
CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES(E):
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0		$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0		0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0		0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0		0	0	0	0	0
	Series C Convertible Preferred Stock	0		0	0	0	0	0
	Secured Convertible Bridge Notes(G)	25,569		288,759	0	(192,586)	(218,155)	96,173
HALE.life Corporation	Common Stock	$0		$10	$0	$0	$0	$10
	Series Seed Convertible Preferred Stock	0		1,896,920	0	0	0	1,896,920
	Convertible Bridge Notes	0		2,000,000	0	$0	0	2,000,000
SynGlyco, Inc.	Common Stock	$0	$(2,729,817)	$0	$0	$0	$2,729,817	$0
	Series A' Convertible Preferred Stock	0	(4,855,627)	0	0	0	4,855,627	0
	Senior Convertible Bridge Notes	0	(27,857)	30,000	0	(30,000)	47,857	0
Total Controlled Affiliated Privately Held Companies		$25,569	$(7,613,301)	$4,215,689	$0	$(222,586)	$7,415,146	$3,993,103
Total Controlled Affiliated Companies		$25,569	$(7,613,301)	$4,215,689	$0	$(222,586)	$7,415,146	$3,993,103

NON-CONTROLLED AFFILIATED COMPANIES(F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$64,160	$0	$(43,063)	$(43,063)	$21,097
	Series B Convertible Preferred Stock	0	0	527,055	0	(172,890)	(172,890)	354,165
	Secured Convertible Bridge Note	4,960	0	142,134	4,960	0	0	147,094
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$0	$8,583,935	$1,297,159	$0	$1,297,159	$9,881,094
	Series A-2 Convertible Preferred Stock	0	0	1,838,865	267,225	0	267,225	2,106,090
	Series B Convertible Preferred Stock	0	0	884,777	51,262	0	51,262	936,039

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 6/30/18
NON-CONTROLLED AFFILIATED COMPANIES(F):
Coba Therapeutics Corporation	Convertible Bridge Note	$2,966	$0	$0	$148,496	$0	$0	$148,496
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$945,726	$80,878	$0	$80,878	$1,026,604
	Series Seed-2 Convertible Preferred Stock	0	0	337,930	28,895	0	28,895	366,825
	Series A-2 Convertible Preferred Stock	$0	$0	$412,209	$29,958	$0	$29,958	$442,167
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	0	173,143	109,571	0	109,571	282,714
Essential Health Solutions, Inc.	Common Stock	$0	$0	$145,218	$0	$(21,921)	$(21,921)	$123,297
	Series A Convertible Preferred Stock	0	0	3,169,662	0	(414,662)	(414,662)	2,755,000
HZO, Inc.	Common Stock	$0	$0	$473,896	$355,842	$0	$355,842	$829,738
	Series I Convertible Preferred Stock	0	0	4,074,569	561,354	0	561,354	4,635,923
	Series II Convertible Preferred Stock	0	0	1,571,541	0	(191,869)	(191,869)	1,379,672
	Series II-A Convertible Preferred Stock	0	0	188,810	0	(47,593)	(47,593)	141,217
	Warrants for Series II-A Convertible Preferred Stock	0	0	17,925	0	(4,475)	(4,475)	13,450
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$0	$777,896	$0	$(11,688)	$(11,688)	$766,208
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$721,539	$0	$(565,122)	$(565,122)	$156,417
	Series Seed 2 Convertible Preferred Stock	0	0	477,157	0	(359,844)	(359,844)	117,313
	Series Seed 3 Convertible Preferred Stock	0	0	769,258	0	(594,246)	(594,246)	175,012
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$0	$907,129	$404,772	$0	$404,772	$1,311,901
	Series A Convertible Preferred Stock	0	0	1,305,499	204,689	0	204,689	1,510,188
	Series A-2 Convertible Preferred Stock	0	0	169,890	27,757	0	(22,047)	197,647

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 6/30/18
NON-CONTROLLED AFFILIATED COMPANIES(F):
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0	$0	$0	$0	$0	$0	$0
	Common Stock	0	0	0	0	0	0	0
	Senior Secured Debt	320,617	0	357,407	0	(139,070)	(226,601)	218,337
Senova Systems, Inc.	Series B-1 Convertible Preferred Stock	$0	$(1,083,963)	$0	$0	$0	$1,083,963	$0
	Series C Convertible Preferred Stock	0	(1,208,287)	0	0	0	1,208,287	0
	Warrants for Series B Preferred Stock	0	(20,000)	0	0	0	20,000	0
TARA Biosystems, Inc.	Common Stock	$0	$0	$651,642	$7,377	$0	$7,377	$659,019
	Series A Convertible Preferred Stock	0	0	2,802,573	4,966	0	4,966	2,807,539
Total Non-Controlled Affiliated Privately Held Companies(H)		$328,543	$(2,312,250)	$32,491,545	$3,585,161	$(2,566,443)	$3,040,177	$33,510,263

NON-CONTROLLED AFFILIATED COMPANIES(F):
TheStreet, Inc.	Common Stock	$0	$0	$6,387,423	$3,790,020	$0	$3,732,080	$10,177,443
	Stock Options	0	0	0	8,520	0	8,520	8,520
	Restricted Stock Units	0	0	43,476	21,433	0	21,433	64,909
Total Non- Controlled Affiliated Public Investments		$0	$0	$6,430,899	$3,819,973	$0	$3,762,033	$10,250,872
Total Non- Controlled Affiliated Investments		$328,543	$(2,312,250)	$38,922,444	$7,405,134	$(2,566,443)	$6,802,210	$43,761,135

EQUITY METHOD INVESTMENT:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$256,622	$0	$(68,672)	$0	$187,950
Total Equity Method Investment		$0	$0	$256,622	$0	$(68,672)	$0	$187,950

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of June 30, 2018.

(B)
Represents the total amount of interest or dividends and yield-enhancing fees on debt securities credited/(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended June 30, 2018.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)	"Controlled Affiliated" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status as of April 1, 2018 and, therefore, is considered non-income producing during the period ended June 30, 2018.

(H)	Realized Gain (Loss) on Non-Controlled Affiliated Privately Held Companies excludes a realized gain of $18,507 on an investment that was realized in 2017.

 **Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which are accounted for under the equity method.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(I) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(I) (L3)		$1,278,453	1,444,368	96,173
				$7,870,245	$96,173
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(M) (L3)		1,000,000	$10	$10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M) (L3)		11,000,000	1,896,920	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17, no maturity date)	(M) (L3)		$2,000,000	2,000,000	2,000,000
				$3,896,930	$3,896,930
Total Controlled Affiliated Companies (4.4%)				$11,767,175	$3,993,103

NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$21,097
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	354,165
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/18)	(M) (L3)		$100,000	119,573	119,573
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	27,521	27,521
				$1,799,738	$522,356
AgBiome, LLC		Fertilizers & Agricultural Chemicals
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$9,881,094
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,106,090
Series B Convertible Preferred Stock (acquired 8/7/15)	(I) (L3)		160,526	500,006	936,039
				$3,021,746	$12,923,223
Coba Therapeutics Corporation		Pharmaceuticals
Unsecured Convertible Bridge Note, 6%, (acquired 2/27/18, maturing 2/27/19)	(M) (L3)		$145,530	$148,496	$148,496

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$1,026,604
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	366,825
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	442,167
				$2,100,000	$1,835,596
Ensemble Therapeutics Corporation		Pharmaceuticals
Series B Convertible Preferred Stock (acquired 6/6/07)	(I) (L3)		1,449,275	$2,000,000	$0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I) (L3)		492,575	574,079	282,714
				$2,574,079	$282,714
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$123,297
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,755,000
				$2,750,020	$2,878,297
HZO, Inc.		Semiconductor Equipment
Common Stock (acquired 6/23/14)	(M) (L2)		405,729	$666,667	$829,738
Series I Convertible Preferred Stock (acquired 6/23/14)	(M) (L2)		2,266,894	5,709,835	4,635,923
Series II Convertible Preferred Stock (acquired 6/23/14-8/3/15)	(M) (L2)		674,638	2,500,006	1,379,672
Series II-A Convertible Preferred Stock (acquired 9/9/16)	(M) (L2)		69,053	226,070	141,217
Warrants for Series II-A Convertible Preferred Stock expiring 7/15/23 (acquired 7/15/16)	(M) (L2)		6,577	29,820	13,450
				9,132,398	7,000,000
Lodo Therapeutics Corporation		Pharmaceuticals
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	$658,190	$766,208
NGX Bio, Inc.		Research & Consulting Services
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(M) (L3)		666,667	$500,002	$156,417
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(M) (L3)		329,989	499,999	117,313
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(M) (L3)		666,001	686,329	175,012
				$1,686,330	$448,742
ORIG3N, Inc.		Health Care Technology
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	$500,000	$1,311,901
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,510,188
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	197,647
				$2,200,002	$3,019,736

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
Produced Water Absorbents, Inc.		Oil & Gas Equipment & Services
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,228,527	218,337
				$9,964,058	$218,337
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$659,019
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,807,539
				$2,545,513	$3,466,558
Total Non-Controlled Affiliated Privately Held Portfolio (37.0%)				$38,580,570	$33,510,263

PUBLICLY TRADED SECURITIES
TheStreet, Inc.		Financial Exchanges & Data
Common Stock (acquired 4/19/17-5/18/18)	(M) (L1)		4,668,552	$4,949,734	$10,177,443
Stock Options for Common Stock Expiring 1/1/25 (acquired 1/1/18)	(I) (L3)		3,333	0	2,719
Stock Options for Common Stock Expiring 5/18/25 (acquired 5/18/18)	(I) (L3)		10,000	0	5,801
Restricted Stock Units (acquired 11/10/17)	(M) (L3)		33,333	0	64,909
Total Non-Controlled Affiliated Publicly Traded Portfolio (11.3%)				$4,949,734	$10,250,872

EQUITY METHOD PRIVATELY HELD COMPANY
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-1/29/16)	(E) (L3)		719,427	$187,950	$187,950
Total Equity Method Privately Held Company (0.2%)				$187,950	$187,950
Total Investments in Non-Controlled Affiliated Companies and Equity Method Company (48.5%)				$43,718,254	$43,949,085
Total Investments in Controlled, Non-Controlled Affiliated and Equity Method Companies (52.9%)				$55,485,429	$47,942,188

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

We do not share this information with any non-affiliated third party except as described below.

•
180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Annual Meeting of Shareholders

The Company held its Annual Meeting of Shareholders on June 12, 2018. The following votes were cast for directors:

	For	% Voted For	Withheld	% Vote Withheld
Stacy R. Brandom	25,250,872	92.9%	1,942,671	7.1%
Charles E. Ramsey	25,114,798	92.4%	2,078,745	7.6%
Kevin M. Rendino	26,537,665	97.6%	655,879	2.4%
Richard P. Shanley	25,248,130	92.8%	1,945,414	7.2%
Parker A. Weil	26,613,210	97.9%	580,333	2.1%
Daniel B. Wolfe	26,429,256	97.2%	764,288	2.8%

The following votes were cast to ratify PricewaterhouseCoopers LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain
26,728,538	279,187	185,818
98.3%	1.0%	0.7%

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Company toll-free at 833-293-1769 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

180 Degree Capital Corp.

Board of Directors

Stacy R. Brandom[1,2,4]	Charles E. Ramsey[2,3,4]	Richard P. Shanley[1,2,3,4,5]
Parker A. Weil[1,2,3]	Kevin M. Rendino[6]	Daniel B. Wolfe

1. Member of Audit Committee    2. Member of Valuation Committee 3. Member of Compensation Committee
4. Member of Nominating Committee    5. Lead Independent Director     6. Chairman of the Board

Officers

Kevin M. Rendino	Chairman, Chief Executive Officer and Portfolio Manager
Daniel B. Wolfe	President, Chief Financial Officer, Chief Compliance Officer and Portfolio Manager
Alicia M. Gift	Senior Controller, Secretary and Treasurer
Robert E. Bigelow III	Vice President, Head of Fund Development

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Schulte Roth & Zabel LLP
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: MUFG Union Bank, N.A.
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
(877) 260-8188
Website: www.astfinancial.com Email: info@astfinancial.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us toll-free at 833-293-1769. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee List of Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period 2018	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	0	0	$0
02/01 - 02/28	0	0	0	0
03/01 - 03/31	0	0	0	2,500,000
04/01 - 04/30	0	0	0	2,500,000
05/01 - 05/31	0	0	0	2,500,000
06/01 - 06/30	0	0	0	2,500,000

Total for Year	0		0

On February 21, 2018, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about February 27, 2018.  As of June 30, 2018, no repurchases had occurred.

On July 31, 2018, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice will be mailed on or about August 3, 2018.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated April 30, 2018.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.
(b)     Not applicable.

Item 13. Exhibits.

(a)(1)    Not applicable to this semi-annual report.

(a)(2)     Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)     Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: August 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: August 1, 2018		Date: August 1, 2018